 38901-SA1 08/26

PUTNAM INCOME FUND
SUPPLEMENT DATED AUGUST 14, 2026
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED MARCH 1, 2026
OF PUTNAM INCOME FUND (THE “FUND”)

All Class M shares of the Fund were liquidated as of July 31, 2026. Effective immediately, the description of the Fund’s non-fundamental investment policies in the section titled "INVESTMENT RESTRICTIONS” in the Fund’s SAI is replaced with the following:

The following non-fundamental investment policy may be changed by the Trustees without shareholder approval:

(1) The Fund will not issue any class of securities which is senior to the Fund's shares of beneficial interest except for permitted borrowings.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Shareholders should retain this Supplement for future reference.